UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2013

Lumos Networks  Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35180 (Commission File Number)	80-0697274 (IRS Employer Identification No.)

One Lumos Plaza, P.O. Box 1068, Waynesboro, Virginia 22980

(Address of Principal Executive Offices) (Zip Code)

(540) 946-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

            Lumos Networks Corp. (the “Company”) filed its Annual Report on Form 10-K for the year ended December 31, 2012 with the Securities and Exchange Commission on March 8, 2013 (the “Original Form 10-K”).

Beginning in the first quarter of 2013, the Company restructured its operating segments to more closely align with its product and service offerings.  The Company is now organized into three reporting segments as follows:

•

Strategic data:  This segment includes the Company’s enterprise data, carrier data, fiber to the cell site and IP services product groups.  These businesses primarily serve enterprise and carrier customers utilizing the Company’s network of long-haul fiber, metro Ethernet and Ethernet rings located primarily in Virginia and West Virginia, and portions of Pennsylvania, Maryland, Ohio and Kentucky.  IP services are also provided to a residential base of customers by this segment.

•

Legacy voice:  This segment includes the following products:  local lines, PRI, long distance, toll and directory advertising and other voice services (excluding voice over IP which are typically provided to enterprise customers and are included in our strategic data segment).  These products are sold to enterprise and residential customers on the Company’s network and within the Company’s footprint.

•	Access: This segment provides carrier customers access to the Company’s network and within the Company’s footprint and primarily includes switched access and reciprocal compensation products.

            The Company is filing this Current Report on Form 8-K to provide revised applicable sections of Part I, Item 1: Business (“Business”), Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) and Part II, Item 8: Financial Statements and Supplementary Data (“audited consolidated financial statements”) included in the Original Form 10-K.  These sections of the Original Form 10-K have been revised to present the Company’s change in operating segment reporting described above for the years ended December 31, 2012 and 2011.  For the year ended December 31, 2010, it is impracticable for the Company to provide retrospective 2010 segment reporting under the new segment structure.  The Company now measures itself significantly differently than when it was a standalone division of the former parent company, which limits the Company’s ability to access relevant operational and financial information at the new segment level for historical periods prior to becoming an independent public company.

            The revised Business description and audited consolidated financial statements as of December 31, 2012 and 2011 and for each of the years in the three-year period ended December 31, 2012, which revise the Business description and consolidated financial statements included in the Original Form 10-K, are attached as Exhibits 99.1 and 99.3, respectively, and are incorporated by reference herein.

The revised MD&A, which revises the MD&A included in the Original Form 10-K (other than the Results of Operations for the year ended December 31, 2011 compared to the year ended December 31, 2010, which is not modified from the Original Form 10-K), is attached as Exhibit 99.2 and is incorporated by reference herein.

Except as stated herein, this Current Report on Form 8-K does not reflect events occurring after the date of filing of the Original Form 10-K, and no attempt has been made in this Current Report on Form 8-K to modify or update other disclosures presented in that filing.  Among other items, forward-looking statements made in the Original Form 10-K have not been revised to reflect events that occurred or facts that became known to the Company after the filing of the Original Form 10-K, and such forward-looking statements should be read in their historical context.  Accordingly, this Current Report on Form 8-K should be read in conjunction with the Original Form 10-K and the Company's other filings with the SEC subsequent to the filings of the Original Form 10-K.

Item 9.01            Financial Statements and Exhibits.

            (d)            Exhibits

Exhibit No.	Description
23.1	Consent of KPMG LLP.
99.1	Revised Form 10-K, Part I, Item 1: Business.
99.2	Revised Form 10-K, Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Revised Form 10-K, Part II, Item 8: Financial Statements and Supplementary Data
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 26, 2013

LUMOS NETWORKS CORP.

By: /s/ Harold L. Covert
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
23.1	Consent of KPMG LLP.
99.1	Revised Form 10-K, Part I, Item 1: Business.
99.2	Revised Form 10-K, Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Revised Form 10-K, Part II, Item 8: Financial Statements and Supplementary Data
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.